Merging cell biology and technology

            Safe Harbor Statement under Private Securities Litigation Reform
Act of 1995: The statements contained in this release, which are not historical facts may be deemed to contain, forward-looking
statements, including, but not limited to, deployment of new services, growth of the customer base, and growth of the service area, among other items. Actual results may differ materially from those anticipated in any forward-looking statement with regard to magnitude, timing or other factors. Deviation may result from risk and uncertainties, including, without limitation, the company's dependence on third parties, market conditions for the sale of services, technical factors affecting networks, availability of capital and other risks and uncertainties. The company disclaims any obligation to update information contained in any forward-looking statement.

Merging cell biology and technology

Corporate History

1975 - Incorporated

1988 - Reverse Merger MIT (pink sheet)

1996 - Bio-Lok Int’l Inc (BLLI.OB)

               Reorganized – Deerfield Beach

2005 – Private Equity Placement: 5 mm shares
@ $0.75

O/S shares: 15.3 million as of April 30, 2005

Fully diluted: 15.8 million shares

Types of Implants in the market

Parallel wall screws

Tapered Screws

Press Fits

Micro-Lok Screw

Micro-Lok
Screw

3I Oseotite

Nobel Ti Unite

BioHorizons

Lifecore RBM

$299

$239

$190

$190

$180

Silhouette

Silhouette
Screw

3I NT

(new 2003)

Nobel Replace

(discontinued 2003)

$280

$235

$299

Silhouette IC

Silhouette IC
Screw

          3I NT       New

Select

Centerpulse

Camlog

ITI

$235

$299

$280

$265

$239

$265

New Products

Laser-Lok®

BoneGen™

Laser-Lok® Pricing

Silhouette Laser-Lok™

$280

$495

$295

Laser-Lok®
Bioaffinity collar for soft and hard tissue attachment

8 micron cell channels stop epithelial cell
migration, securing gingival margins and
crestal bone heights

Soft tissue attaches and seals with the 8
micron cell channels preserving papillae and
protecting against peri-implantitis

12 micron cell channels direct osteogenic
cells to form strong attachment of organized
bone

Laser-Lok®

8 microns

12 microns

R&D

Laser-Lok® NYU Study

             . Patients complete in October

             . Preliminary results look excellent

             . New acid etched LL being explored

BoneGen™ TR NYU Study

             . Rabbit tibia testing will complete in September 2005

             . Histology completion September/October2005

Laser-Lok® UMDNJ Study

             . Results to be written next month

Planned Baylor University Study

             . Soft tissue attachment; BioLok vs. NBC & Astra

Transcutaneous implants

Other research projects; current & future

BoneGen-TR

Bone augmentation market is $1 billion

Calcium Sulfate used for 75 years

Totally absorbed, biocompatible

TR reduces absorption time

BoneGen-TR could be a $25MM product
in 3 years

BoneGen-TR Schedule
2005 / 2006

Future Applications of BoneGen-TR

CS/Absorbable Polymer Pellets

Antibiotic release systems

Growth factor release systems

Multiphase composites that release
multiple bioactive agents at controlled time
points

Rosenblum SF, Frenkel S, Ricci JR, Alexander H. Diffusion of fibroblast growth factor from a plaster of Paris carrier. J Appl Biomater 1993;4(1): 67-72.

Size of Implant Market

Domestic      vs.                  International

$500+M                                      $600+M

USA            Europe $250M                          Japan $80M

              Germany       30%           Korea $40M

              Italy                       28%

              Spain                                                  20%

             France

             Sweden

             Switzerland

             UK

Competition / US Market Share

1. Nobel BioCare     38%

2. 3I                           20%

3. ITI                      18%

4. Zimmer Dental (CenterPulse)            12%

5. LifeCore                  2%

6. Others                                                                10%

         (BioLok 1.5%)

Sales by Dental Specialties

80% by specialists

            -Periodontists

            -Oral Surgeons

            -Prosthodontists

            -Implantologists

            -Ortho & Endo

20% by GP (only 5% of GP doing implants)

Market Drivers

                             40MM edentulous people in the US

Real Growth 12-15% per year

Dental Schools teaching implants as

          the New Standard Of Care

90% of GP’s do not place implants

Dental practices are growing each year

Some Insurance Co.’s are paying part

Implants are now cost effective

Easier to place with better long term outcomes

Key Management

Bruce L. Hollander, President & CEO; GE,  Rockwell Int’l & Incom Int’l &
B.L. Hollander. Inc. & KK&R. Int’l management & operations expertise.

Ingo K. Kozak, CFO, V.P. Finance & Administration; GE Capital & private consulting.

Harold Alexander, PhD, President, Orthogen; editor Applied Biomaterials,
Fellow of AIMBE, NYAM, Prof. UMDNJ, Rutgers, CCNY & NJIT.

Pat Nilo, V.P. International Sales; Medtronic, ACS, HP

Chip Jones, V.P. Marketing; Implant Innovations International (3i)

Johnny Postell, V.P. US Sales; VP Dental Sales CollaGenex; Sanofi

Balance Sheet

4/30/04

4/30/05

ASSETS

CURRENT ASSETS

  Cash

2,851,307

24,133

  Accounts receivable, net

1,621,316

1,103,887

  Inventory

2,193,163

2,063,962

  Prepaid expenses & other current assets

124,927

63,740

     Total Current Assets

6,790,713

3,255,722

PROPERTY AND EQUIPMENT - NET

1,299,638

1,224,530

OTHER ASSETS

  Patents, net

257,930

207,608

  Inventory

102,569

80,989

  Deposits and other assets

26,883

29,883

     Total Other Assets

387,382

318,480

TOTAL ASSETS

8,477,733

4,798,732

4/30/04

4/30/05

Balance Sheet

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

  Revolving loans payable

1,540,289

1,899,432

  Notes and loans payable

251,980

224,713

  Capital lease obligations- current portion

40,361

68,810

  Accounts payable

129,829

135,409

  Accrued expenses and other payables

233,547

259,930

     Total Current Liabilities

2,196,006

2,588,294

LONG-TERM LIABILITIES

  Capital lease obligations - non-current

104,177

124,616

  Notes and Loans payable - non-current

165,604

81,251

     Total Long-Term Liabilities

269,781

205,867

TOTAL LIABILITIES

2,465,787

2,794,161

STOCKHOLDERS' EQUITY

  Preferred stock $.75 par value, 5000,000 shares

     authorized, none issued and outstanding

-

-

  Common stock, $.01 par value, 20,000,000 shares

-

     authorized, 7,319,873 shares issued and

-

     outstanding

152,896

40,000

73,199

  Additional paid-in capital

6,655,885

2,960,000

2,694,018

  Accumulated deficit

(789,559)

(755,369)

  Treasury stock (17,327 common shares), at cost

(7,277)

(7,277)

     Total Stockholders' Equity

6,011,945

2,004,571

2005/2004 Results

Income Statement

6 Mos. Ended

6 Mos. Ended

FY Ended

30-Apr-05

30-Apr-04

31-Oct-04

Revenue

3,284,364

2,285,492

4,949,326

Cost of Goods Sold

1,058,823

645,010

1,659,763

Gross Profit

2,225,541

1,640,482

3,289,563

Operating Expenses

2,274,640

1,537,267

2,894,410

EBITDA

171,347

260,592

395,153

   Interest Expenses

90,788

73,140

162,648

   Federal Taxes

0

0

0

Net Income

-34,190

106,429

51,537

YTD Sales FY 2005
(nine months)

YTD July ’05 - $5.1 million

   YTD July ’04 - $3.6 million

             42% increase

No increase in salespeople or distributors

Distribution

Turkey $300+

Korea added sub-distributor $370+

All International up

                         New

Japan in September

France in September

UAE in September

Coming in 2006

             China

             Germany

             England

US Sales Force

Current (5): CT, NYC, NJ, FL, TX

Priorities (15): Atlanta, Long Island, LA,
San Francisco, Chicago, W. OH, OK,
Metro DC, St. Louis, Seattle, San Diego,
Phil., TN, Charlotte, Denver.

      New Facilities

Added 6,000 sq. ft administration

        current total 11,500 sq. ft.

Current Mfg is 7,900 sq. ft.

Total area 19,400 sq. ft. @$8.50 / sq. ft.

Investor Money

Raised $3,750,000 in February 2005

                    NONE USED “YET”

Major Expenditures

Registration Statement & Filing

Corporate Identity Program

20’ x 20’ booth

10’ x 20’ booth added new graphics

Advertising

Coming US Events 2005

8/19    ICOI Prosto – Chicago

9/22    AAOMS – Boston

             Oral surgery panel (organized by Dr.Baker )

9/25    AAP – Denver

              Corporate Forum – Laser-Lok® Rollout

             (J. Ricci; N. Elian; Cary Shapoff)

             Rollout Cocktail Party

10/19  AAID – Scottsdale

10/28  NE Perio - NYC

11/25  Greater NY – NYC

12/2    Greater NY Prosto – NYC

12/2    AAOMS Implant Conf. - Chicago